Supplement dated January 25, 2018 to the

PNC Funds Prospectus,

PNC Funds Statement of Additional Information

PNC Balanced Allocation Fund Summary Prospectus,

each dated September 28, 2017, as supplemented

PNC Balanced Allocation Fund (the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and summary prospectus and should be read in conjunction with those documents.

Effective January 25, 2018, PNC Balanced Allocation Fund will continue to be managed by Aneet Deshpande, CFA, Senior Portfolio Manager, Martin Schulz, J.D., Portfolio Manager, Jason Weber, CFA, Portfolio Manager, and Michael Coleman, Portfolio Manager, but effective on that date, Mark McGlone, CFA will no longer serve as a portfolio manager of the Fund.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0118

SAI-PCA-0118

SUM-EQBAL-0118